EXHIBIT 10.4

                          SECURITIES PURCHASE AGREEMENT

                  This Securities Purchase Agreement dated as of November 4, 2003 is between FCPR L Capital, a fonds commun de placements a risque, represented by L Capital Management SAS, a societe par actions simplifiee (the "Investor"), and Advanced Aesthetics, Inc., a Delaware corporation (the "Company"). Capitalized terms used but not defined herein have the meanings assigned to them in the Glossary attached hereto.

                  On June 30, 2003, the Company, through a wholly-owned subsidiary, acquired all of the issued and outstanding capital stock of Cosmo.

                  Concurrently herewith, the Company is acquiring the Palm Beach and Boca Raton businesses of Anushka Boca, Anushka PBG and Wild Hare.

                  In order to finance the acquisition of Wild Hare and Anushka, to redeem 825 shares of Series B Preferred Stock, to repay all amounts due under a note that the Company's wholly-owned subsidiary issued to the Cosmo DiSchino Living Trust dated July 9, 2002 to finance the acquisition of Cosmo and for the other purposes set forth in Section 4.2, subject to the satisfaction of the conditions precedent set forth in Sections 5.1 and 5.2, the Company wishes to sell the Convertible Note to the Investor, and the Investor wishes to purchase the Convertible Note from the Company, for $13,300,000. Additionally, subject to the satisfaction of the conditions precedent set forth in Sections 5.3 and 5.4, the Company wishes to sell the Investor Series D Shares to the Investor, and the Investor wishes to purchase the Investor Series D Shares from the Company.

                  The parties agree as follows:

                                   Article I
       Purchase and Sale of Securities; Purchase Price; Payment; Closings
       ------------------------------------------------------------------

                  Section 1.1   Purchase and Sale of Securities.

                  (a) Subject to the terms and conditions in this agreement, at the Initial Closing, the Company shall issue and sell the Convertible Note to the Investor, and the Investor shall purchase the Convertible Note from the Company. The purchase price for the Convertible Note shall be the Initial Investment Amount.

                  (b) Subject to the terms and conditions in this agreement, at the Additional Closing, the Company shall issue and sell the Investor Series D Shares to the Investor, and the Investor shall purchase the Investor Series D Shares from the Company. The purchase price for the Investor Series D Shares shall be the Additional Investment Amount.

                  Section 1.2   Initial Closing.

                  (a) On the terms and subject to the conditions in this agreement, the closing of the sale of the Convertible Note (the "Initial Closing") shall take place at the offices of Jenkens & Gilchrist Parker Chapin LLP, counsel to the Company, at 405 Lexington Avenue, New York, NY 10174, at 10:00 a.m. New York time on November 15, 2003 or on such other date and time as the parties shall mutually agree. The date of the Initial Closing is referred to as the "Initial Closing Date."

                  (b) At the Initial Closing: (i) the Company shall deliver the Convertible Note to the Investor; and (ii) the Investor shall deliver the Initial Investment Amount to the Company by wire transfer of immediately available funds to an account designated in writing by the Company prior to the Initial Closing Date.

                  Section 1.3   Additional Closing.

                  (a) At any time from and after March 15, 2004, either party may give the other written notice. Such notice shall, if sent by the Company, state the conditions precedent set forth in Section 5.3 have been satisfied or are capable of being satisfied at the Additional Closing or, if sent by the Investor, state that the conditions precedent set forth in Section 5.4 have been satisfied or are capable of being satisfied at the Additional Closing. Such notice shall also state that the sale of the Shares shall take place on a date that is at least 12 (and no more than 15) Business Days after the giving of such notice.

                  (b) On the terms and subject to the conditions in this agreement, the closing of the sale of the Shares (the "Additional Closing") shall take place at the offices of Jenkens & Gilchrist Parker Chapin LLP, counsel to the Company, at 405 Lexington Avenue, New York, NY 10174, at 10:00 a.m. New York time on the date set forth in the notice referred to in Section 1.3(a) or on such other date and time as the parties shall mutually agree; provided, however that the right of the Investor to purchase the Investor Series D Shares shall cease upon the earlier of: (x) the 18 month anniversary of the Initial Closing Date; and (y) such time as the Investor shall, after 15 Business Days' written notice from the Company, have failed to approve the next two proposed acquisitions by the Company (after giving effect to the Wild Hare and Anushka transactions) of all or substantially all of the business or voting stock of any Person, or any division, line of business or other business unit of a Person that are approved by a majority of the Company's board of directors. The date of the Additional Closing is referred to as the "Additional Closing Date."

                  (c) At the Additional Closing: (i) the Company shall deliver one or more certificates representing the Investor Series D Shares to the Investor, and (ii) the Investor shall deliver the Additional Investment Amount to the Company by wire transfer of immediately available funds to an account designated in writing by the Company prior to the Additional Closing Date.

                                   Article II
                  Representations and Warranties of the Company
                  ---------------------------------------------

                  The Company represents and warrants that:

                  Section 2.1   Corporate Organization.


                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. The Company is qualified or licensed to conduct its business and is in good standing in each of the jurisdictions set forth on Schedule 2.1,


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

which constitute the only jurisdictions where the nature of its activities or the character of the properties utilized in its business make such qualification or licensing necessary. The Company has delivered to the Investor copies of its certificate of incorporation and bylaws as currently in effect.

                  (b) Each subsidiary of the Company listed on Schedule 2.1 (each, a "Subsidiary") is the type of entity indicated on Schedule 2.1 and is duly organized, validly existing and in good standing under the laws of the jurisdictions set forth on Schedule 2.1. Each Subsidiary is qualified or licensed to conduct its business and is in good standing in each of the jurisdictions set forth on Schedule 2.1, which constitute the only jurisdictions where the nature of its activities or the character of the properties utilized in its business make such qualification or licensing necessary.

                  Section 2.2   Power and Authority: Authorization:
Enforceability: No Conflicts Etc.

                  (a) The Company and each of its Subsidiaries has corporate or limited liability company (as applicable) power and authority to own its assets and to carry on its business as it is now being conducted. The Company has full corporate power and authority to execute and deliver this agreement and each other agreement, certificate and document contemplated hereby (together with this agreement, the "Transaction Documents") to which it is a party and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. Each Subsidiary has full corporate or limited liability company (as applicable) power and authority to own its assets and to carry on its business as it is now being conducted.

                  (b) The execution, delivery and performance by the Company of this agreement and the other Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby and thereby has been duly authorized by all requisite corporate action of the Company. The Company has delivered to the Investor the resolutions adopted by its board of directors to authorize the transactions contemplated hereby and the securities to be issued hereunder.

                  (c) This agreement has been, and the other Transaction Documents to which the Company is or will be a party will at the Initial Closing be, duly and validly executed and delivered by the Company and constitutes or will then constitute, as the case may be, the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms.

                  (d) The execution and delivery by the Company of this agreement and each of the other Transaction Documents to which it is a party, the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the transactions contemplated hereby and thereby do not:

                  (i) violate any provision of the certificate of incorporation or bylaws (or similar organizational documents) of the Company or any Subsidiary;



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

                  (ii) result in: (A) a violation or breach of; or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under any of the terms, conditions or provisions of any material Contract to which the Company or any Subsidiary is a party or by which any of the properties or assets of the Company or any Subsidiary may be bound or otherwise subject; or (B) in the creation or imposition of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries; or

                  (iii) contravene or violate any Law applicable to the Company or any Subsidiary or any of their respective properties or assets.

                  (e) Other than the obligation of the Company to file a registration statement in accordance with the Registration Rights Agreement or as set forth on Schedule 2.2, no prior or subsequent Consent of any Person, including, without limitation, any Governmental Entity, is required to be made or obtained by the Company or any Subsidiary in connection with the execution, delivery and performance by the Company of this agreement or any of the other Transaction Documents to which the Company is a party or the consummation by the Company of the transactions expressly contemplated hereby and thereby.

                  (f) The consummation by the Company of the merger of Advanced Aesthetics Merger Sub, Inc., a Delaware corporation, into Advanced Aesthetics Sub, Inc., a Delaware corporation, which merger is referred to on Schedule 2.1, will not result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under any of the terms, conditions or provisions of any Contract listed on any Disclosure Schedule.

                  Section 2.3   Capitalization.


                  (a) The authorized capital stock of the Company consists of 30,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $0.01 per share, of which 20,000 have been designated as Series A Preferred Stock, 600,000 have been designated as Series B Preferred Stock and 100,000 have been designated as Series C Preferred Stock. At the Initial Closing, there will be issued and outstanding an aggregate of 9,265,003 shares of Common Stock, 2,725 shares of Series B Preferred Stock and 1,300 shares of Series C Preferred Stock. All of the outstanding shares of Common Stock, Series B Preferred Stock and Series C Preferred Stock will at the Initial Closing be duly authorized and validly issued and fully paid and non-assessable. Except as set forth on Schedule 2.3, there are no outstanding options, warrants, preemptive rights, participation rights, antidilution provisions or other rights to acquire or subscribe to, or calls or commitments of any character whatsoever to which the Company is a party or may be bound, requiring the issuance or sale of shares of any class of capital stock oro other equity securities of the Company or securities or rights convertible into or exchangeable for such shares or other equity securities, and there are no contracts, commitments, understandings or arrangements for which the Company is or may become bound to issue additional shares of its capital stock or other equity securities or options, warrants or tights to acquire or subscribe to any additional shares of any class of its capital stock or other equity securities or securities convertible into or exchangeable for such shares or other equity securities. None of the


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Company' capital stock has been issued or will be issued in connection with the transactions contemplated by this agreement in violation of any preemptive right.

                  (b) The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Convertible Note have been reserved for issuance and, upon conversion thereof or issuance in accordance with its terms, will be duly authorized, validly issued, fully paid and nonassessable. The Series D Preferred Stock has been duly authorized and, upon the filing of its certificate of designation with the Secretary of State of Delaware and the issuance and sale of the Investor Series D Shares in accordance with the terms hereof will be validly issued, fully paid and nonassessable. The shares of Common Stock issuable upon conversion or otherwise pursuant to Series D Preferred Stock have been reserved for issuance and, upon conversion thereof or issuance in accordance with its terms, will be duly authorized, validly issued, fully paid and nonassessable.

                  (c) Except for the Subsidiaries, the Company has no subsidiaries and does not own any outstanding shares of capital stock or have any direct or indirect interest in or control over any corporation, partnership, joint venture, trust, corporation, limited liability company or other entity. The Company owns 100% of the capital stock (and other ownership interests) of each Subsidiary free and clear of all Liens (including, without limitation, any restriction on the right to sell or otherwise dispose of such capital stock or other ownership interests), and all of the outstanding shares of such capital stock were duly authorized and validly issued and are fully paid and non-assessable. There are no outstanding options, warrants, rights to acquire or subscribe to, or calls or commitments of any character whatsoever to which the Company or any Subsidiary is a party or may be bound, requiring the issuance or sale of shares of any class of capital stock or other equity securities of any Subsidiary or securities or rights convertible into or exchangeable for such shares or other equity securities, and there are no contracts, commitments, understandings or arrangements for which the Company or any Subsidiary is or may become bound to issue additional shares of any Subsidiary's capital stock or other equity securities or options, warrants or rights to acquire or subscribe to any additional shares of any class of any Subsidiary's capital stock or other equity securities or securities convertible into or exchangeable for such shares or other equity securities. None of any Subsidiary's capital stock has been issued in violation of any preemptive right. There are no outstanding obligations of the Company or any Subsidiary to repurchase, redeem or otherwise acquire any outstanding securities of any Subsidiary.

                  Section 2.4 Financial Statements. The Balance Sheet, a copy of which has been delivered to the Investor, has been derived from and is based upon and consistent with the books and records of the Company and fairly presents the consolidated financial condition of the Company as of the date thereof. To the knowledge of the Company, the Balance Sheet has been prepared in accordance with GAAP.

                  Section 2.5 No Material Adverse Change: Other Changes Since the Balance Sheet Date:

                  (a) the business of the Company and its Subsidiaries has been conducted in the ordinary course and consistent with past practice;



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

                  (b) no event, condition or circumstance has occurred that would or would be reasonably likely to, individually or in the aggregate, have a Company Material Adverse Effect;

                  (c) the Company has not, except in connection with or as contemplated by this agreement:

                  (i) declared, set aside or paid any dividend or other distribution with respect to any shares of capital stock of the Company, or repurchased, redeemed or acquired any outstanding shares of capital stock or other securities of the Company;

                  (ii) amended any material term of any outstanding security of the Company, excluding the amendment to the certificate of incorporation contemplated hereunder;

                  (iii) incurred, assumed or guaranteed, or caused or permitted any Subsidiary to incur, assume or guarantee, any indebtedness for borrowed money other than in the ordinary course of business and in amounts and on terms consistent with past practices, but not in any event exceeding $100,000;

                  (iv) created or incurred of any Lien on any material asset other than in the ordinary course of business consistent with past practices;

                  (v) made any loan, advance or capital contributions to or investment in any Person;

                  (vi) suffered any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or assets of the Company which, individually or in the aggregate, has had or could reasonably be expected to have a Company Material Adverse Effect;

                  (vii) except as set forth on Schedule 2.5, entered into any material transaction or made any material commitment, or entered into any material Contract relating to its assets or business (including the acquisition or disposition of any assets) or relinquished any material Contract or other right, in each case other than in the ordinary course of business;

                  (viii) changed any method of accounting or accounting practice, except for any such change after the date hereof required by reason of a concurrent change in generally accepted accounting principles;

                  (ix) entered into any employment, deferred compensation, severance, retirement or other similar agreement entered into with any director, officer or employee of the Company (or any amendment to any such existing agreement), granted any severance or termination pay to any director, officer or employee of the Company, or changed the compensation or other benefits payable to any director, officer or employee of the Company pursuant to any severance or retirement plans or policies thereof, in each case other than in the ordinary course of business; or



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

                  (x) had any labor dispute, other than routine individual grievances, or any activity or proceeding by a labor union or representative thereof to org any employees of the Company, which employees were not subject to a collective bargaining agreement at the Balance Sheet Date, or any lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to any employees of the Company.

                  Section 2.6 No Undisclosed Liabilities. The Company has no liabilities or obligations that are required by GAAP to be disclosed on the Balance Sheet, except for liabilities and obligations reflected or reserved against on the Balance Sheet and current liabilities incurred since the Balance Sheet Date in the ordinary course of business. To the knowledge of the Company, there is no existing condition, situation or set of circumstances that could reasonably be expected to result in such a liability. The Company has no other material liabilities or obligations (absolute or contingent), other than the requirement to perform its obligations under Contracts disclosed in the Disclosure Schedules.

                  Section 2.7 Litigation: Compliance with Law: Licenses and Permits.

                  (a) There is no pending or, to the knowledge of the Company, threatened Proceeding: (a) that has been commenced by or against the Company or any Subsidiary or any part of their respective businesses, operations, properties or assets; or (b) that challenges or seeks to alter or materially delay the transactions contemplated hereby and, to the knowledge of the Company, there exists no basis for any such Proceeding.

                  (b) The Company and each Subsidiary has every License and every Permit required for them to conduct their business as presently conducted, except for Licenses and Permits the failure of which to obtain would not have a Company Material Adverse Effect. All such Licenses and Permits are listed on
Schedule 2.7.

                  Section 2.8   Employee Benefit Plans; ERISA.


                  (a) Schedule 2.8 lists each material "employee benefit plan" (as defined in Section 3(3) of ERISA and all other material employee benefits (including any non-qualified plans), bonus, deferred compensation, incentive, stock option (or other equity-based), medical insurance, life insurance and fringe benefit plans maintained or contributed to by the Company or any Subsidiary for the benefit of any employee or former employee of the Company or any Subsidiary (collectively, the `Plans").

                  (b) Each of the Plans complies in all material respects with the applicable provisions of ERISA, the Code and Treasury and Labor regulations and any other applicable Law, and has been administered in accordance with ERISA, the terms of the Plan and, where applicable, the Code.

                  Section 2.9   Real Property.


                  (a) The Company owns no real property.

                  (b) Schedule 2.9 lists all the leases and subleases under which the Company uses or occupies any real property (such leased or subleased real property being herein called


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

collectively, the "Leased Real Property"). The Company has delivered to the Investor complete copies of all leases for the Leased Real Property (collectively, the "Leases"). Each Lease is in full force and effect, all rent and other sums and charges payable thereunder are current, no written notice of default or termination under any Lease has been received or given, no termination event or condition or default which has remained uncured beyond applicable cure periods exists on the part of any party under any Lease, and no event has occurred which, with the giving of notice or the lapse of time or both, would constitute such a default or termination event or condition.

                  (c) The Company is not, nor has it been within the last five years, a "United States real property holding corporation" within the meaning of
Section 897 of the Code.

                  Section 2.10 Personal Property. The Company has good, marketable and valid title to all personal property (tangible and intangible) owned by it and used in its business, free and clear of all Liens.

                  Section 2.11  Intellectual Property.

                  (a) Schedule 2.11 lists each copyright, trademark, service mark, trade name and patent owned by the Company or any of its Subsidiaries, and each federal, state and foreign registration thereof Such schedule includes, without limitation, a list of all registration and application numbers and expiration dates in jurisdictions where registrations have been filed.

                  (b) To the knowledge of the Company, neither the Company nor any Subsidiary has infringed, misappropriated or otherwise violated any intellectual property right of any third party. There is no Proceeding pending against, or, to the knowledge of the Company, threatened against or affecting, the business of the Company or any Subsidiary or any present or former officer, director or employee of the Company or any Subsidiary: (i) based upon, or challenging or seeking to deny or restrict, the rights of the Company in any of the intellectual property rights of the Company or any Subsidiary; (ii) alleging that the use of the intellectual property rights of the Company or any Subsidiary or any services provided, processes used or products manufactured, used, imported or sold with respect to the business of the Company or any Subsidiary to or may conflict with, misappropriate, infringe or otherwise violate any intellectual property right of any third party; or (iii) alleging that the Company or any Subsidiary infringed, misappropriated or otherwise violated any intellectual property right of any third party.

                  Section 2.12  Material Contracts.


                  (a) Schedule 2.12 hereto contains an accurate and complete list of all material Contracts to which the Company or any Subsidiary is a party or by which any of its material assets are bound. For purposes of this Section 2.12, an agreement, lease, license, contract or commitment shall not be deemed "material" unless it: (a) obligates the Company or any Subsidiary to pay an amount of $100,000 or more; (b) cannot be terminated by providing less than 90 days' notice or by paying any penalty; (c) is a real property lease; (d) is a Contract with a medical professional; (e) is a Contract that restricts the Company's right or ability to conduct its business as conducted or as proposed to be conducted; or (I) is a Contract between the Company and an Affiliate of the Company or of KCO).



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

                  (b) Neither the Company nor any Subsidiary is in default under any Contract to which it is a party, and there is no def or breach on the part of the Company or any Subsidiary or event known to the Company or any Subsidiary that, with notice or lapse of time, or both would constitute a material default by any party to any of these agreements or give them any right to terminate, cancel, accelerate or modify any of these agreements or results m the creation of a Lien on any of the Company's assets or properties. Each Contract listed on
Schedule 2.12 is a valid and binding agreement of the Company or the Subsidiary party thereto and is in full force and effect.

                  Section 2.13  Environmental Matters.

                  (a) The Company and the Subsidiaries have complied in all respects with all, are not in violation in any respect of any, and have no liability under any applicable Environmental Laws, except where such f to comply, such violation or such liability would not be reasonably likely to result in a Company Material Adverse Effect.

                  (b) To the knowledge of the Company, the Company and its Subsidiaries have all required Environmental Permits and are in compliance with the terms thereof except where the failure to have such Environmental Permits or to be in compliance therewith would not be reasonably likely to result in a Company Material Adverse Effect.

                  (c) To the knowledge of the Company, except as specifically disclosed in the Phase II Site Assessment dated March 1, 2000 prepared by Ardaman & Associates, Inc. (and only to the extent of such disclosure), no Site is a treatment, storage or disposal facility, as defined in and regulated under the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 et seq., is on or ever was listed or is proposed for listing on the National Priorities List pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., or on any similar list of sites requiring investigation or cleanup, except where such status of any Site as such a facility or such a Site's presence on such a list would not be reasonably likely to result in a Company Material Adverse Effect.

                  (d) There are no pending or outstanding corrective actions for the investigation, remediation or cleanup of any Site, except for such actions that would not be reasonably likely to result in a Company Material Adverse Effect.

                  (e) To the knowledge of the Company, there has been no Release of a Hazardous Substance at, from, in, to, on or under any Site and no Hazardous Substances are present in, on, about or migrating to or from any Site, except for such Releases at, from, in, to, or under and such Hazardous Substances present in, on, about or migrating to or from, a Site that would not be reasonably likely to result in a Company Material Adverse Effect.

                  (f) The Environmental Permits will remain in full force and effect after the Closing without notice to or consent from any Person, except for such Environmental Permits the expiration of which would not be reasonably likely to result in a Company Material Adverse Effect.



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

                  (g) There are no pending or, to the knowledge of the Company, threatened Environmental Claims against the Company or any Subsidiary, except for such Environmental Claims that would not be reasonably likely to result in a Company Material Adverse Effect.

                  (h) Neither the Company nor, to the knowledge of the Company, any Subsidiary has transported or arranged for the treatment of any Hazardous Substance to any off- site location, except for such transportation or arrangement that would not be reasonably likely to result in a Company Material Adverse Effect.

                  (i) To the knowledge of the Company, there are no: (i) underground storage tanks; (ii) polychlorinated biphenyl containing equipment; or (iii) asbestos-containing material at, in, on or under any Site, except where the foregoing would not be reasonably likely to result in a Company Material Adverse Effect.

                  (j) To the knowledge of the Company, there have been no environmental investigations conducted by, on behalf of; or that are in the possession of the Company or any Subsidiary with respect to the Company, any Subsidiary or any Site, except for such investigations that would not be reasonably likely to result in a Company Material Adverse Effect.

                  Section 2.14  Labor and Employee Matters.


                  (a) No employees of the Company or any Subsidiary are covered by a collective bargaining agreement.

                  (b) There does not currently exist and, to the knowledge of the Company, there is not currently threatened, any grievance or complaint filed on behalf of an employee or labor organization, before the National Labor Relations Board, the Equal Employment Opportunity Commission, state and local civil rights agencies, federal or state departments of labor, the various occupational health and safety agencies or any judicial or arbitration forum with respect to the Company or any Subsidiary.

                  (c) The Company and each Subsidiary are in compliance with all applicable Laws relating to employment, employment practices, wages, hours, discrimination, safety and health of employees, workers compensation, unemployment insurance, withholding of wages, and terms and conditions of employment, except where the failure to so be in compliance would not be reasonably likely to result in a Company Material Adverse Effect.

                  Section 2.15  Taxes.


                  (a) The Company and each Subsidiary:

                  (i) have filed when due (taking into account all extensions of filing dates) with the appropriate authorities all Tax Returns required to be filed by them on or before the date hereof, and all such Tax Returns were, at the time of the filing, true and complete in all material respects; and



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

                  (ii) have paid (or caused to be timely paid or withheld and remitted to the appropriate Governmental Entity) all Taxes due and payable in respect of all periods up to and including the date hereof (other than Taxes being contested in good faith) or, where payment is not yet due, has established (or has caused to be established on its behalf) in compliance with GAAP an adequate accrual for all Taxes through the last period for which the Company and its Subsidiaries ordinarily record items on their respective books.

Schedule 2.15 sets forth a list of each jurisdiction in which the Company or any Subsidiary has filed or is required to file a Tax Return, the type of Tax and the type of Tax Return filed or required.

                  (b) There is no pending or, to the knowledge of the Company, threatened audit, investigation, proceeding or claim respecting any Tax for which the Company is or may be liable or which relates to the income, assets or operations of the Company.

                  Section 2.16 Brokers and Finders. Neither the Company nor any Subsidiary has employed any broker, agent or finder or incurred any liability for any brokerage fees, agents' commissions or finders' fees in connection with the transactions contemplated hereby.

                  Section 2.17 Absence of Certain Legal Proceedings. Within the past 15 years, neither the Company nor, to the Company's knowledge, any of its directors, or executive officers have been convicted of or pled guilty to any felony under the laws of the United States or any state thereof. To knowledge of the Company, no criminal arrests or Proceedings are pending, nor have any been threatened against any such Persons in the last 36 months.

                  Section 2.18 Employees. Schedule 2.18 lists the names, titles, annual salaries and other compensation of the Company's executive officers. Schedule 2.18 also lists the names, titles, annual salaries and other compensation of the principals of Cosmo, Wild Hare and Anushka.

                  Section 2.19 Solvency. The Company has not admitted in writing an inability to pay its debts generally as they become due, filed or consented to the filing against it of a petition in bankruptcy or a petition to take advantage of any insolvency act, made an assignment for the benefit of creditors, consented to the appointment of a receiver for itself or for the whole or any substantial part of its property, or had a petition in bankruptcy filed against it, been adjudicated a bankrupt, or filed a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other laws or of the United States or any other jurisdiction.

                  Section 2.20 Registration Rights. Except as provided for herein and as set forth on Schedule 2.20, the Company is not a party to any agreement or commitment that obligates the Company to register under the Securities Act, any of the Company's presently outstanding securities or any of the Company's securities that may hereafter be issued.

                  Section 2.21 Compliance with Securities Laws. Assuming the accuracy of the representations and warranties of the Investor set forth herein, the offer and sale of the Convertible Note and the Shares in accordance with the terms hereof and the shares of Common Stock issuable upon conversion thereof will not be in violation of the Securities Act or the

Exchange Act, any state securities or c sky" laws, or the Company's certificate of incorporation or bylaws.

                  Section 2.22  Transfer Restrictions. Except as set forth on
Schedule 2.22, there are no restrictions on the transfer of capital stock of the Company imposed by its certificate of incorporation or bylaws, any agreement to which the Company is a party (other than those agreements expressly contemplated by this agreement), any order of any court or any governmental agency to which the Company is subject, or any statute other than those imposed by relevant state and federal securities laws.

                  Section 2.23  Insurance.


                  (a) Set forth on Schedule 2.23 is a list of; and the Company has furnished to the Investor true and complete copies of; all insurance policies relating to the assets, business, operations, employees, officers or directors of the Company and its Subsidiaries.

                  (b) There is no claim by the Company or any Subsidiary pending under any of such policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies or in respect of which such underwriters have reserved their rights. All premiums payable under all such policies have been timely paid and the Company and its Subsidiaries have otherwise complied fully with the terms and conditions of all such policies. Such policies of insurance are in full force and effect.

                  (c) Seller does not know of any threatened termination or premium increase with respect to, or material alteration of coverage under, any of such policies, it being understood that such policies are generally renewed annually and terms and prices vary from year to year based on facts occurring during the prior period and other f

                  (d) Schedule 2.23 describes the nature and amounts of insurance coverage which the Company intends to require each medical practitioner with whom the Company or any Subsidiary enters into any form of employment or independent contractor or other agreement to maintain.

                  (e) The Company has carefully considered the question of the amount and type of insurance that would be reasonable and appropriate for it to obtain after reviewing its business operations as now conducted and as proposed to be conducted, its present and projected economic condition and the insurance polices and coverage generally available to the Company with respect to its business operations. In the opinion of the Company, the insurance coverage that the Company has as of the date hereof is reasonable for its business and operations. In addition, the Company believes that in the future, and subject to other events as to which `it has no control, it will be able to obtain insurance in increased amounts as its business and operations expand in the areas in which it presently proposes to conduct its business operations.

                  Section 2.24 Complete Disclosure. No representation or warranty of the Company in this agreement contains any untrue statement of a material fact or omits a material fact required to be stated herein to make the representations and warranties contained herein not misleading.

                                  Article III
                 Representations and Warranties of the Investor
                 ----------------------------------------------

                  The Investor represents and warrants that:

                  Section 3.1 Organization. The Investor is a fonds commun de placements a risque duly organized, validly existing and in good standing under the laws of the Republic of France.

                  Section 3.2   Power and Authority: Authorization:
Enforceability: No Conflicts Etc.

                  (a) The Investor has all requisite power and authority to execute and deliver this agreement and the other Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

                  (b) The execution, delivery and performance by the Investor of this agreement and the other Transaction Documents to which it is a party and the consummation by the Investor of the transactions contemplated hereby and thereby have been duly authorized by all requisite action of the Investor.

                  (c) This agreement has been, and the other Transaction Documents to which the Investor is or will be a party will at the Initial Closing be, duly and validly executed and delivered by the Investor and constitutes or will then constitute, as the case may be, the legal, valid and binding obligations of the Investor, enforceable against it in accordance with their respective terms.

                  (d) The execution and delivery by the Investor of this agreement and of each of the Transaction Documents to which it is a party, the performance by it of its obligations hereunder and thereunder and the consummation by it of the transactions contemplated hereby and thereby do not:

                  (i) violate any provision of the certificate of formation or limited liability company agreement (or similar organizational documents) of the Investor;

                  (ii) result in a violation or breach of; or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under any of the terms, conditions or provisions of any Contract to which the Investor is a party or by which the properties or assets of the Investor may be bound or otherwise subject; or

                  (iii) contravene or violate any Law applicable to the Investor.

                  (e) No prior or subsequent filing or registration with, notification to, or authorization, consent or approval of; any Governmental Entity is required to be made or obtained by the Investor in connection with the execution, delivery and performance of this agreement by the Investor or any of the other Transaction Documents to which the Investor is a party or the consummation by the Investor of the transactions contemplated hereby and thereby.

                  Section 3.3   Accredited Investor.


                  (a) The Investor is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act and, by reason of Investor's business and financial experience, and the business and financial experience of those retained by such Investor to advise it with respect to its investment in the securities of the Company being acquired hereunder and the extensive due diligence performed by it, and on its behalf; Investor, together with such advisors, has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Company and making an informed investment decision with respect thereto.

                  (b) The Investor acknowledges that the securities of the Company it will receive hereunder have not been registered under the Securities Act or any applicable state securities laws and, therefore, cannot be sold unless subsequently registered under such Securities Act and such applicable state securities laws or an exemption from such registration is available. Investor is acquiring such stock for its own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act.

                  (c) The Investor understands that it must, and is able to, bear the economic risk of the investment in such stock indefinitely because such shares may not be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws, or an exemption from registration is available.

                  Section 3.4 Brokers and Finders. The Investor has not employed any broker, agent or finder or agreed to incur any liability for any brokerage fees, agents' commissions or finders' fees in connection with the transactions contemplated hereby, except as otherwise disclosed herein.

                                   Article IV
                                    Covenants
                                    ---------

                  Section 4.1 Other Actions. Each of the parties hereto shall use its best efforts to: (a) take, or cause to be taken, all actions; (b) do, or cause to be done, all things; and (c) execute and deliver all such documents, instruments and other papers, as in each case may be necessary, proper or advisable under applicable Laws, or reasonably required in order to carry out the terms and provisions of this agreement and to consummate and make effective the transactions contemplated hereby, including, without limitation, the Initial Closing and the Additional Closing.

                  Section 4.2   Use of Proceeds.


                  (a) The Company shall use the Initial Investment Amount: (i) to finance the acquisition of Anushka and Wild Hare in accordance in all material respects with the agreements therefor set forth on Schedule 2.12; (ii) to repay all amounts due under the $1,300,000 secured subordinated promissory note issued to the Cosmo DiSchino Living Trust dated July 9, 2002 in connection with the Company's acquisition of Cosmo; (iii) to redeem 825 shares of Series B Preferred Stock issued to the Persons listed on Schedule 4.2 in accordance with the right of the Company to redeem such stock as set forth in the certificate of designation for such Series B Preferred Stock and (iv) for general corporate purposes.

                  (b) The Company shall use the Additional Investment Amount:
(i) to finance acquisitions to open the next two markets approved by its board of directors; and (ii) for general corporate purposes.

                  Section 4.3 Conduct of Business. From the date hereof through the Initial Closing Date, except as contemplated or disclosed in this agreement, the Company will not: (a) pay or declare any dividends on, or make any distributions in respect of; or issue, purchase or redeem, any of the outstanding shares of its capital stock (b) make or authorize any changes in its certificate of incorporation, except as required or contemplated by this agreement; (c) make any commitments or disbursements or incurred any obligations or liabilities of a substantial and material nature and that are not in the usual and ordinary course of business; (d) mortgage or pledge or subject to any Lien any of its assets, tangible or intangible; (e) sell, lease or transfer or contract to sell, lease or transfer any assets, tangible or intangible or enter into any other transactions, except in the ordinary course of business; (1) make any loan or advance to any stockholder, officer or director of the Company or to any other individual or entity; (g) grant any options to purchase Common Stock; or (h) make any material change in any existing employment agreement or increase the compensation payable or made any arrangement for the payment of any bonus to any officer, director, employee or agent.

                  Section 4.4 Access. Until the Initial Closing (or the earlier termination of this agreement), the Company shall afford the officers, attorneys, accountants and other authorized representatives of the Investor and its Affiliates free and full access, during regular business hours and upon reasonable notice, to the books and records of the Company so that the Investor may have full opportunity to make such review, examination and investigation as it may desire. The Company will cause its employees, and if reasonably necessary, its accountants and attorneys to cooperate fully with said review, examination, and investigation and to make full disclosure to the Investor of all material facts affecting its financial condition and business operation. From and after the Initial Closing, the rights of the Investor with respect to the matters set forth in this Section 4.4 shall be as set forth in the Securityholders Agreement or applicable Law.

                  Section 4.5 Notice of Developments. Promptly upon becoming aware of same, each party shall notify the other party in writing of any inaccuracy of a representation or warranty or non-performance of any covenant of such party in this agreement.

                                   Article V
                              Conditions Precedent
                              --------------------

                  Section 5.1 The Investor's Conditions Precedent to the Initial Closing. The obligation of the Investor to consummate the transactions contemplated by the Initial Investment is subject to the satisfaction (or waiver) of each of the following conditions precedent:

                  (a) The representations and warranties of the Company contained in this agreement shall, when read without qualification as to "materiality" or material adverse effect (or words of similar effect), be true and correct in all respects on and as of the Initial Closing Date with the same force and effect as though such representations and warranties had been restated and made on and as of the Initial Closing Date, except where the failure of such representations and warranties to be so true and correct would not have a Company Material Adverse Effect; provided, however that those representations and warranties that speak as of a specified date shall be so true and correct on and as of such date.

                  (b) At or prior to the Initial Closing, the Company shall have complied with and duly performed in all material respects all covenants and obligations to be complied with or performed by it prior to the Closing.

                  (c) The Investor shall have received a certificate dated the Initial Closing Date and executed by an officer of the Company certifying that the conditions precedent in Section 5.1(a) and (b) shall have been satisfied.

                  (d) The Investor shall have received a certificate of the Secretary of the Company dated the Initial Closing Date certifying as to: (1) the fill force and effect of its certificate of incorporation and bylaws of the Company attached to such certificate as exhibits; (ii) the fill force and effect of resolutions of its board of directors authorizing it to enter into this agreement and each other Transaction Document to which it is a party and perform its obligations hereunder and thereunder (which such resolutions shall be attached to such certificate as exhibits); and (iii) the signature and incumbency of those of its officers who are authorized to execute the Transaction Documents.

                  (e) The Investor shall have received a certificate from a governmental official in each jurisdiction set forth on Schedule 2.1, indicating that the Company and each Subsidiary is in good standing in their respective jurisdictions of organization and is qualified or licensed to conduct its business and is in good standing in each other jurisdiction set forth next to its name on Schedule 2.1.

                  (f) No claim,, suit, action, proceeding, investigation or governmental inquiry shall have been instituted and be continuing (or threatened and unresolved) before a Governmental Entity of competent jurisdiction: (i) to restrain or prevent the consummation of the transactions contemplated hereby; or
cu) that could reasonably be expected to materially and adversely affect the right of the Investor to own the Convertible Note, the Shares or the shares of Common Stock issuable upon conversion thereof.

                  (g) The Company shall have duly executed and delivered the Convertible Note to the Investor.

                  (h) The Investor shall have received an opinion of Jenkens & Gilchrist Parker Chapin LLP, counsel to the Company, dated as of the Initial Closing Date and in the form of Exhibit D.

                  (i) The Investor shall have received the Securityholders Agreement and the Registration Rights Agreement, each duly executed by the other parties thereto. The

Securityholders Agreement shall, among other things, include provisions relating to the size and composition of the board of directors of the Company.

                  (j) The Investor shall have received the Consulting Services Agreement, duly executed by the Company, and shall have received the Advisory Services Agreement, duly executed by the Company and KCO.

                  (k) The Investor shall have received the Share Transfer Agreement and the Escrow Agreement, each duly executed by the parties thereto and the Existing Stockholder Common Shares shall have been deposited with the Escrow Agent.

                  (l) The Company, KCO and the Investor shall have entered into the Letter Agreement.

                  (m) The principals and Affiliates of KCO who own 1,900 shares of Series B Preferred Stock and warrants to purchase 380,000 shares of Common Stock (whose names (and the number of shares and warrants owned by each) are set forth on Schedule 5.1(m)) shall have waived their right to receive in the future any additional shares of Common Stock issuable upon exercise of such warrants and shall have agreed that maximum dividend rate on their Series B Preferred Stock will not exceed 10% per annum.

                  (n) The Company shall have entered into an agreement with Johns Hopkins Medicine, a division of the Johns Hopkins Health System Corporation, and the Johns Hopkins University regarding its affiliation with the Company, which agreement shall be reasonably satisfactory to the Investor.

                  (o) The Company shall have consummated the merger of Advanced Aesthetics Merger Sub, Inc., a Delaware corporation, into Advanced Aesthetics Sub, Inc., a Delaware corporation. Such merger is described in greater detail on
Schedule 2.1.

                  (p) The Company shall have delivered all such other certificates and documents as the Investor or its counsel may reasonably request.

                  Section 5.2 The Company's Conditions Precedent to the Initial Closing. The obligation of the Company to consummate the transactions contemplated by the Initial Investment are subject to the satisfaction (or waiver) of each of the following conditions precedent:

                  (a) The representations and warranties of the Investor contained in this agreement shall, when read without qualification as to "materiality" or material adverse effect (or words of similar effect), be true and correct in all respects on and as of the Initial Closing Date with the same force and effect as though such representations and warranties had been restated and made on and as of the Initial Closing Date, except where the failure of such representations and warranties to be so true and correct would not have a material adverse effect on the ability of the Investor to consummate the transactions contemplated hereby; provided, however, that those representations and warranties that speak as of a specified date shall be so true and correct on and as of such date.

                  (b) At or prior to the Initial Closing, the Investor shall have complied with and duly performed in all material respects all covenants and obligations to be complied with or performed by it at or prior thereto.

                  (c) The Company shall have received a certificate dated the Initial Closing Date and executed by an officer of the Investor certifying that the conditions precedent in Section 5.2(a) and (b) shall have been satisfied.

                  (d) The Company shall have received a certificate of an official of the Investor dated the Initial Closing Date certifying as to: (i) the full force and effect of its certificate of formation and limited liability company agreement (or similar organizational documents) attached to such certificate as exhibits; (ii) the fill force and effect of resolutions of its board of directors (or similar governing body) authorizing it to enter into this agreement and each other Transaction Document to which it is a party and to perform its obligations hereunder and thereunder; and (iii) the signature and incumbency of those of its officers who are authorized to execute the Transaction Documents.

                  (e) There shall be no order, decree or injunction of a court of competent jurisdiction or other Governmental Entity that prevents the consummation of the transactions contemplated by this agreement.

                  (f) The Company shall have received an opinion of the general counsel to the Investor, dated as of the Initial Closing Date and in the form of Exhibit K.

                  (g) The Investor shall have executed and delivered the Securityholders Agreement and the Registration Rights Agreement to the Company.

                  (h) The Company shall have received the Consulting Services Agreement, duly executed by L Capital and shall have received the Advisory Services Agreement, duly executed by KCO.

                  (i) The Company shall have received the Share Transfer Agreement and the Share Escrow Agreement, each duly executed by the other parties thereto.

                  (j) The Investor and KCO shall have executed and delivered the Letter Agreement.

                  (k) The Investor shall have delivered all such other certificates and documents as the Company or its counsel may reasonably request

                  Section 5.3 The Investor's Conditions Precedent to the Additional Closing. The obligation of the Investor to consummate the transactions contemplated by the Additional Investment is subject to the satisfaction (or waiver) of each of the following conditions precedent:

                  (a) The representations and warranties of the Company contained in Sections 2.2(a), 2.2(b), 2.2(c), 2.2(d), 2.7(a), 2.7(b) (except for the last sentence thereof), 2. 12(b)(except for the last sentence thereof) of this agreement shall, when read without qualification as to

"materiality" or material adverse effect (or words of similar effect), be true and correct in all respects on and as of the Additional Closing Date with the same force and effect as though such representations and warranties had been restated and made on and as of the Additional Closing Date, except where the failure of such representations and warranties to be so true and correct would not have a material adverse effect on the ability of the Investor to consummate the transactions contemplated hereby; provided, however that those representations and warranties that speak as of a specified date shall be so true and correct on and as of such date.

                  (b) At or prior to the Additional Closing, the Company shall have complied with and duly performed in all material respects all covenants and obligations to be complied with or performed by it prior thereto.

                  (c) The Investor shall have received a certificate dated the Additional Closing Date and executed by an officer of the Company certifying that that the conditions precedent in Section 5.3(a) and (b) shall have been satisfied.

                  (d) The Investor shall have received a certificate of the Secretary of the Company dated as of the Additional Closing Date certifying as to: (i) the full force and effect of its certificate of incorporation and bylaws of the Company attached to such certificate as exhibits; (ii) the fill force and effect of resolutions of its board of directors authorizing it to enter into this agreement and each other Transaction Document to which it is a party and perform its obligations hereunder and thereunder (which such resolutions shall be attached to such certificate as exhibits); and (iii) the signature and incumbency of those of its officers who are authorized to execute the Transaction Documents.

                  (e) The Investor shall have received a certificate from a governmental official in each jurisdiction set forth on Schedule 2.1, indicating that the Company and each Subsidiary is in good standing in their respective jurisdictions of organization and is qualified or licensed to conduct its business and is in good standing in each other jurisdiction set forth next to its name on Schedule 2.1.

                  (f) No claim, suit, action, proceeding, investigation or governmental inquiry shall have been instituted and be continuing (or threatened and unresolved) before a Governmental Entity of competent jurisdiction: (i) to restrain or prevent the consummation of the transactions contemplated hereby; or
(ii) that could reasonably be expected to materially and adversely affect the right of the Investor to own the Convertible Note, the Investor Series D Shares or the shares of Common Stock issuable upon conversion thereof.

                  (g) The Investor shall have received an opinion of Jenkens & Gilchrist Parker Chapin LLP, counsel to the Company, dated as of the Additional Closing Date and in the form of Exhibit D.

                  (h) The physical refurbishment and re-opening of Cosmo, Anushka and Wild Hare in the manner set forth on Schedule 5.3(h) shall have been completed in a manner reasonably satisfactory to the Investor.

                  (i) The Company shall have entered into definitive agreements with at least two unaffiliated Persons to acquire all or substantially all of their business or voting stock, or any division, line of business or other business unit of either such Person; and the Investor shall have approved such acquisitions in its sole discretion.

                  (j) The Company shall have delivered the December 31, 2003 Balance Sheet to the Investor, which shall have been derived from and be based upon and consistent with the books and records of the Company and fairly present the consolidated financial condition of the Company as of the date of such date. To the knowledge of the Company, such balance sheet shall have been prepared in accordance with GAAP.

                  (k) No event, condition or circumstance shall have occurred since December 31,2003 that would or would be reasonably likely to have a Company Material Adverse Effect.

                  (l) The Company shall have no liabilities or obligations that are required by GAAP to be disclosed on the December 31, 2003 Balance Sheet, except for liabilities and obligations reflected or reserved against on the December 31,2003 Balance Sheet and current liabilities incurred since December 31, 2003 in the ordinary course of business. To the knowledge of the Company, there shall be no existing condition, situation or set of circumstances that could reasonably be expected to result in such a liability. The Company shall have no other material liabilities or obligations (absolute or contingent), other than the requirement to perform its obligations under Contracts disclosed in the Disclosure Schedules or under Contracts expressly permitted by the terms of any Transaction Document.

                  (m) The Investor shall be reasonably satisfied that the Company's performance has been consistent with the metrics set forth in the business plan attached as Appendix 2 to the Letter of Intent dated September 23, 2003 among the Company, the Investor and Kidd & Company, LLC, as adjusted in good faith to reflect the Company's new fiscal year and the fact that the consummation of the acquisition of the Palm Beach and Boca Raton businesses of Anushka Boca, Anushka PBG and Wild Hare and the finding therefor shall have occurred later than contemplated by such business plan.

                  (n) The Company shall have delivered all such other certificates and documents as the Investor or its counsel may reasonably request.

                  Section 5.4 The Company's Conditions Precedent to the Additional Closing. The obligation of the Company to consummate the transactions contemplated by the Additional Investment are subject to the satisfaction (or waiver) of each of the following conditions precedent:

                  (a) The representations and warranties of the Investor contained in this agreement shall, when read without qualification as to "materiality" or material adverse effect (or words of similar effect), be true and correct in all respects on and as of the Additional Closing Date with the same force and effect as though such representations and warranties had been restated and made on and as of the Additional Closing Date, except where the failure of such representations and warranties to be so true and correct would not have a material adverse effect on the ability of the Investor to consummate the transactions contemplated hereby; provided, however that those representations and warranties that speak as of a specified date shall be so true and correct on and as of such date.

                  (b) At or prior to the Additional Closing, the Investor shall have complied with and duly performed in all material respects all covenants and obligations to be complied with or performed by it at or prior thereto.

                  (c) The Company shall have received a certificate dated the Additional Closing Date and executed by an officer of the Investor certifying that the conditions precedent in Section 5.4(a) and (b) shall have been satisfied.

                  (d) The Company shall have received a certificate of an official of the Investor dated as of the Additional Closing Date certifying as to: (i) the full force and effect of its certificate of formation and limited liability company agreement (or similar organizational documents) attached to such certificate as exhibits; (ii) the fix!! force and effect of resolutions of its board of directors (or similar governing body) authorizing it to enter into this agreement and each other Transaction Document to which it is a party and to perform its obligations hereunder and thereunder; and (iii) the signature and incumbency of those of its officers who are authorized to execute the Transaction Documents.

                  (e) There shall be no order, decree or injunction of a court of competent jurisdiction or other Governmental Entity that prevents the consummation of the transactions contemplated by this agreement

                  (f) The Company shall have received an opinion of the general, counsel to the Investor, dated as of the Initial Closing Date and in the form of Exhibit L.

                  (g) The Investor shall have delivered all such other certificates and documents as the Company or its counsel may reasonably request.

                                   Article VI
                            Indemnification: Survival
                            -------------------------

                  Section 6.1   Indemnification.


                  (a) The Company shall hold harmless, defend and indemnify the Investor (which term for purposes of this Section 6.1 includes each of the Investor's agents, officers, directors, managing members and Affiliates in their respective capacities as such) from and against any losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys' fees and disbursements) suffered or incurred by it arising out of or in connection with this agreement or the transactions contemplated hereby, based upon or resulting from: (i) the failure of any representation or warranty made by the Company to be true and correct on the date hereof; (ii) the Company's failure to perform or to comply with any covenant or agreement to be performed or complied with hereunder; and (iii) any inaccuracy in the certificates referred to in Section 5.1(c) or 5.3(c).

                  (b) An indemnifying party shall make payments of all amounts required to be made pursuant to this Section 6.1 to, or for the account of; the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable.

                  (c) Any Person entitled to indemnification under this Section
6.1 will: (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (ii) permit such indemnifying party to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party, to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). If the indemnifying party elects to assume the defense of a claim, it shall not be liable to such indemnified party for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof. Notwithstanding the indemnifying party's election to assume the defense of a claim, the indemnified party shall have a right to employ separate counsel, and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if the actual or potential defendants in, or targets of any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that (x) there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party or (y) a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim. No indemnifying party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (and one local counsel) for all parties indemnified by such indemnifying party with respect to such claim. If the failure of any Person to give prompt notice to one indemnifying party of any claim with respect to which it seeks indemnification materially prejudices such indemnifying party, such indemnifying party shall be relieved of its obligation to indemnify such Person to the extent such indemnifying party has been prejudiced.

                  Section 6.2 Survival of Representations The representations and warranties of the parties shall survive the execution and delivery of this agreement and the Initial Closing (and the Additional Closing if the Additional Closing shall occur) and shall thereafter continue in full force and effect until the second anniversary of the Initial Closing Date; provided, however that the representations and warranties contained in Sections 2.13 (Environmental) and 2.15 (Taxes) shall continue until the expiration of applicable statutes of limitation.

                                   Article VII
                                   Termination
                                   -----------

                  Section 7.1 Termination. This Agreement may be terminated prior to the Initial Closing:

                  (a) by the mutual agreement of the parties;

                  (b) by either party (if such party is not in breach of or default under this agreement) by giving written notice to such effect to the other if the Initial Closing shall not have occurred on or before December 31, 2003 or such later date as the parties shall have agreed upon prior to the giving of such notice;

                  (c) by either party if any material Proceeding shall have been brought that seeks to restrain, prohibit or invalidate the consummation of the transactions contemplated by this agreement; or

                  (d) by either party in the event that the conditions precedent to its obligation to consummate the transactions contemplated hereunder shall have become incapable of being satisfied.

                  Section 7.2 Effect of Termination. In the event of the termination and abandonment hereof prior to the Initial Closing Date pursuant to the provisions of this Article VII, this agreement shall become void and have no effect, and, except as set forth in Section 8.1, each party shall pay all of its own expenses incurred in connection herewith, without any liability on the part of any party or its partners, directors, officers or shareholders; provided, however that if this agreement is terminated and abandoned because either party has defaulted under or breached this agreement or any representation, warranty, covenant or obligation set forth in this agreement, then the party so electing to terminate this agreement shall be entitled to pursue, exercise and enforce any and all other remedies, rights, powers and privileges available to it at law or in equity.

                                  Article VIII
                                  Miscellaneous
                                  -------------

                  Section 8.1 Fees and Expenses. Each party hereto shall pay the direct and indirect expenses (including, without limitation, the fees and expenses of their legal, tax and accounting counsel and advisors) incurred by it in connection with the negotiation and preparation of this agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby; provided, however that the Company shall pay the fees and expenses of the Investor (not to exceed US$300,000) in the event this agreement shall be terminated by the Investor pursuant to Section 7.1(d) as a result of the Company's default under or breach of this agreement.

                  Section 8.2 Notices, Etc. All notices, consents, demands, instructions, requests and other communications required or permitted hereunder must be in writing and shall be deemed to have been duly given only if delivered personally, by facsimile transmission, by first- class mail (postage prepaid, return receipt requested), or by delivery by a recognized international courier service (all costs prepaid) to the parties at the following addresses or facsimile numbers:

                  If to the Company, to:

                  515 N. Flagler Drive, P300
                  West Palm Beach, Florida 33401
                  Attention: President
                  Telecopier No.: (561) 802-4181



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

                  with a copy to:

                  Kidd & Company, LLC
                  Three Pickwick Plaza
                  Greenwich, CT 06830
                  Attention: Andrew D. Lipman
                  Telecopier No.: (203) 661-1839

                  and a copy to:

                  Jenkens & Gilchrist Parker Chapin LLP
                  405 Lexington Avenue
                  New York, NY 10174
                  Attention: Edward R Mandell
                  Telecopier No.: (212) 704-6160

                  If to the Investor to:

                  L Capital Management
                  22, avenue Montaigne
                  75008 Paris
                  France
                  Attention: Philippe Franchet

                  Telecopier No.: +33-1-44-13-24-85

                  with a copy to:

                  Davis Polk & Wardwell
                  15, avenue Matignon
                  75008 Paris
                  France
                  Attention: Margaret E. Tahyar
                  Telecopier No.: +44-20-7710-4894

All such notices, requests and other communications will be deemed given upon receipt thereof. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving like notice specify such change to the other party hereto.

                  Section 8.3 Further Assurances. From and after the Initial Closing Date, the parties hereto will, without further consideration, execute and deliver such further documents and instruments and take such other actions as may be necessary or desirable to perfect the transactions contemplated hereby.

                  Section 8.4 No Waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  Section 8.5 Entire Agreement. This agreement, the Exhibits and the Schedules hereto supersede all prior and/or contemporaneous negotiations, understandings, discussions and agreements (written or oral) between the parties with respect to the subject matter hereof (all of which are merged herein and therein) and contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

                  Section 8.6 Governing Law. This agreement shall be construed, interpreted and enforced in accordance with, and shall be governed by, the laws of the state of New York without regard to principles of conflicts of laws.

                  Section 8.7 Jurisdiction: Venue. Each of the parties hereto hereby irrevocably consents and submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York in connection with any dispute arising out of or relating to this agreement or the transactions contemplated hereby, waives any objection to venue in such District (unless such court lacks jurisdiction with respect to such dispute, in which case, each of the parties hereto irrevocably consents to the jurisdiction of the courts of the State of New York located in New York County in connection with such dispute and waives any objection to venue in the County of New York), and agrees that service of any summons, complaint, notice or other process relating to such dispute may be effected in the manner provided by Section 8.2.

                  Section 8.8 Tax Disclosure. Effective from the date of commencement of discussions concerning the transactions contemplated hereby, the parties hereto and each of their employees, representatives and other agents may disclose to all Persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated hereby and all materials of any kind, including opinions or other tax analyses that have been provided relating to such tax treatment and tax structure. However, the foregoing does not constitute any authorization to disclose the identity of any existing or future party to the transaction contemplated hereby or their Affiliates, agents or advisers, or, except to the extent relating to such tax structure or tax treatment, any specific pricing terms or commercial or financial information.

                  Section 8.9 Assignment. Neither this agreement nor any of the rights, interests or obligations hereunder shall be assignable by any of the parties hereto without the prior written consent of the other party; provided, however that the Investor may assign its rights under this agreement to an individual or entity to whom the Investor shall transfer the Convertible Note, the Shares or any shares of Common Stock issuable upon conversion thereof in the manner contemplated by the Securityholders Agreement.

                  Section 8.10 Binding Effect. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  Section 8.11 No Third Party Beneficiaries. Nothing contained in this agreement, whether express or implied, is intended, or shall be deemed, to create or confer any right, interest or remedy for the benefit of any Person other than as otherwise provided in this agreement.

                  Section 8.12 Amendment and Waiver. Any term of this agreement may be amended or terminated only by the written consent of all parties hereto. The observance of any term of this agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), only by a writing signed by the party for whose benefit such term is to be performed. Any agreement on the part of a party to any extension or waiver shall only be valid if set forth in an instrument in writing signed on behalf of such party. Any such waiver or extension shall not operate as waiver or extension of any other subsequent condition or obligation.

                  Section 8.13 Severability. If any provision of this agreement is found to be void or unenforceable by a court of competent jurisdiction, the remaining provisions of this agreement shall nevertheless be binding upon the parties with the same force and effect as though the unenforceable part had been severed and deleted.

                  Section 8.14 Specific Performance. The parties agree that irreparable damage will result in the event that this agreement is not specifically enforced and the parties hereto agree that any damages available at law for a breach of this agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the parties hereunder shall be enforceable in a court of equity, or other tribunal having jurisdiction, by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith.

                  Section 8.15 Definition of Knowledge. As used in this agreement, the "knowledge" of a Person with respect to any matter means: (a) if such Person is an individual, the actual knowledge of such Person; and (b) if such Person is an entity, the actual knowledge of such matter that any director or officer of such entity should have after reasonable investigation thereof (or, if such entity has no directors or officers, then the knowledge that individuals who serve in similar capacities should have of such matter after reasonable investigation thereof).

                  Section 8.16 Counterparts. This agreement may be executed in one or more counterparts (including signature pages delivered by facsimile transmission), each of which shall be deemed an original, but all of which together will constitute one and the same agreement.

                      [The next page is the signature page]

                  The parties have executed this Securities Purchase Agreement as of the date first written above.

                                        ADVANCED AESTHETICS, INC.


                                        By: /s/ Andrew D. Lipman
                                           -------------------------------------
                                                 Andrew D. Lipman
                                                 Vice President


                                        FCPR L CAPITAL
                                        Represented by L Capital Management SAS

                                        By: /s/ Philippe Franchet
                                           -------------------------------------
                                                 Philippe Franchet
                                                 Attorney-in-fact




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